[STRONG LOGO]


     THE STRONG
     VALUE FUND
---------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999



                       [PICTURE OF STRONG FUNDS BUILDING]

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

Having just returned from a business trip to Indianapolis, I was telling a friend that almost everywhere I went--every freeway traveled, every side street ventured down--bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape. It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

     o    Highways jammed with people on their way to do business.

     o "Help Wanted" signs in more store windows than most of us have ever seen at one time.

     o Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

     o Restaurants are packed almost every night of the week with people who have money to spend.

We are fortunate to be living in one of the greatest economic booms in recorded history. Likewise, we should be grateful for the opportunity to live in this incredibly prosperous time. We should also remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

The Fed's most powerful inflation-fighting tool is its ability to manage interest rates. Although it is a blunt instrument, raising interest rates is very effective in rapidly slowing the rate of growth in the economy. For example, when rates go up, it doesn't take long to see a drop in both the construction of new homes and the refinancing of mortgage loans. Likewise, it wouldn't be long before some of those bulldozers and backhoes in Indianapolis were sidelined.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Make no mistake about it: Here at Strong, we are bullish on the long-term prospects for America. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.

                                                  /s/ Dick

                                   THE STRONG
                                   VALUE FUND
                           --------------------------
                       SEMI-ANNUAL REPORT o JUNE 30, 1999

                               TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Value Fund ......................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ......................4
     Statement of Assets and Liabilities ........................5
     Statement of Operations ....................................6
     Statements of Changes in Net Assets ........................6
     Notes to Financial Statements ..............................7

FINANCIAL HIGHLIGHTS ............................................8

                                       =======
                             THE STRONG VALUE FUND
---------------------------------------=======----------------------------------

FUND
 HIGHLIGHTS

     o The Strong Value Fund was up 4.72% for the six months ended June 30, 1999.(1)

     o Two healthcare-service holdings substantially contributed to the Fund's underperformance. Both stocks experienced significant one-day declines after each announced surprising negative news.

     o The Fund benefited from a select group of stocks in industries ranging from broadcasting to retailing, to financials, to telecommunications.

---------------------------------------

             AVERAGE ANNUAL
            TOTAL RETURNS(1)

             As of 6-30-99

          1-year         7.83%

          3-year        17.02%

 Since Inception        17.80%
   (on 12-29-95)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

           As of 6-30-99

SECURITY               % OF NET ASSETS

CBS Corporation                  5.5%

Tyco International, Ltd.         5.1%

CIGNA Corporation                4.7%

McDonald's Corporation           4.5%

Associates First
Capital Corporation              4.0%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.

---------------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Laura J. Sloate           /s/ Jeff B. Cohen
Laura J. Sloate               Jeff B. Cohen
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

We are looking for stocks where catalysts are present to bring out value in the near term, regardless of the performance of the broader markets. For example, we added several new positions in food retailing and food processing. We purchased Kroger, which merged with Fred Meyer to create the largest food retailer in the U.S. New leadership at Heinz seems determined to bring out the long-dormant value of its strong brands. Meanwhile, unexpected negative announcements from two of our healthcare-service holdings led to sharp declines in price--a significant reason for the Fund's underperformance.

The Internet is a major vehicle for change. In many cases, Internet-related equities trade at unfathomable valuation metrics. However, we are investing in stocks of those companies that are employing the Internet in order to enhance earnings and create new markets. We added to our position in Federated Department Stores after its recent purchase of Fingerhut. This acquisition gives the company three businesses in direct retailing--catalogs, web sites, and order-fulfillment services for Internet retailers.

We purchased Bank One, a pioneer in Internet banking. The company has three separate Internet banking sites and it is the largest credit card issuer on the Internet, with exclusive arrangements with numerous Internet companies. Since credit cards are the primary vehicle for e-commerce payments, Bank One should benefit as e-commerce and related credit card usage increases.

                                           -------------------------------------

                                                     We are investing

                                                    in stocks of those

                                                    companies that are

                                                       employing the

                                                   Internet in order to

                                                   enhance earnings and

                                                    create new markets.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

We initiated a position in Sotheby's because of its development of Internet auction sites. Its web sites will auction products authenticated by a network of Sotheby's-associated dealers--a unique, competitive advantage in this arena.

As the 2000 presidential campaign gets underway, we expect that political rhetoric (e.g., the recent healthcare proposals) will have a rippling effect on the market. The biggest factor that the market will focus on in Washington will be Federal Reserve Chairman Alan Greenspan's potential retirement at the expiration of his term in June 2000.

Strong growth, technology-driven productivity gains and low inflation have created one of the most powerful economies and markets in the last 100 years. While the bull market has increased the wealth of millions of people, it has also increased household exposure to the stock market and has heightened investor greed. Margin debt is up, bank lending is easing and credit card debt is soaring. The combination of these factors makes it more likely that a market decline could cause an economic contraction or that an economic slowdown could have severe and compounded negative consequences to the market. We believe that our analytical investment approach makes us poised to capitalize on the opportunities presented by the continuing volatility in equity markets in the months ahead.

We appreciate your trust and look forward to a successful year.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 6-30-99
[GRAPH]

                THE STRONG         S & P 500           Lipper Growth and
                VALUE FUND           Index*           Income Funds Index*
12-95             10,000             10,000                 10,000
6-96              11,073             11,010                 10,846
12-96             11,682             12,296                 12,067
6-97              13,140             14,830                 13,992
12-97             14,710             16,398                 15,311
6-98              16,453             19,303                 17,089
12-98             16,941             21,085                 17,390
6-99              17,741             23,695                 19,406


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 3000(R) Index is an unmanaged index generally representative of the U.S. stock market. The Russell 3000(R) Value Index is an unmanaged index generally representative of the U.S. stock market. It contains securities that value managers typically select from the Russell 3000(R) Index. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG VALUE FUND SEEKS TO ACHIEVE CONSISTENTLY SUPERIOR LONG-TERM RATES OF RETURN RELATIVE TO THE MARKET BY INVESTING IN SECURITIES THAT REPRESENT VALUE RELATIVE TO THE UNDERLYING COMPANY'S ASSETS, EARNINGS POWER AND/OR CASH-GENERATING ABILITY. USING FUNDAMENTAL ANALYSIS, THE FUND INVESTS PRIMARILY IN STOCKS IN WHICH A CATALYST FOR POSITIVE CHANGE IS APPARENT. THE CATALYST COULD BE MANAGEMENT CHANGE, CORPORATE RESTRUCTURING, A CYCLICAL UPTURN IN AN INDUSTRY OR A NEW INDUSTRY TREND. THE FUND AVOIDS INVESTING IN TECHNOLOGY AND FOREIGN STOCKS. WHILE THE FUND MAY INVEST IN COMPANIES OF ANY SIZE, IT CURRENTLY EMPHASIZES MEDIUM- TO LARGE-CAPITALIZATION COMPANIES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The stock market moved higher in the first half of the year despite interest rates rising approximately 100 basis points. Surprisingly, strong growth in the U.S. economy and a slight upturn in the Asian economies were the main factors propelling both the broad-based increase in equities and higher interest rates.

o For the six months ended June 30, 1999, the S&P 500 Index was up 12.38%, the Russell 3000(R) Value Index increased 12.27%, while the Russell 3000(R) Index was up 11.36%.* Although large caps still outperformed small to mid-cap stocks, the performance gap diminished during this period.

SCHEDULE OF INVESTMENTS IN SECURITIES                  JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                                STRONG VALUE FUND
================================================================================

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 97.2%
AEROSPACE & DEFENSE 2.7%
Raytheon Company Class A                                32,700      $2,252,212

AUTOMOBILE 4.5%
Ford Motor Company                                      48,800       2,754,150
General Motors Corporation                              14,100         930,600
                                                                    ----------
                                                                     3,684,750
BANK - MONEY CENTER 2.5%
Citigroup, Inc.                                         42,900       2,037,750

BANK - SUPER REGIONAL 3.1%
Bank One Corporation                                    42,900       2,555,231

BEVERAGE - SOFT DRINK 0.6%
PepsiCo, Inc.                                           12,000         464,250

BROKERAGE & INVESTMENT MANAGEMENT 0.9%
Berkshire Hathaway, Inc. Class B (b)                       345         772,800

CHEMICAL 0.8%
The Dow Chemical Company                                 5,000         634,375

CHEMICAL - SPECIALTY 0.4%
Engelhard Corporation                                   15,000         339,375

COMMERCIAL SERVICE 1.3%
Avery Dennison Corporation                              18,200       1,098,825

DIVERSIFIED OPERATIONS 5.1%
Tyco International, Ltd.                                44,166       4,184,728

ELECTRIC POWER 0.9%
UtiliCorp United, Inc.                                  31,300         760,981

ELECTRICAL EQUIPMENT 1.1%
Emerson Electric Company                                14,800         930,550

FINANCE - MISCELLANEOUS 2.3%
American Express Company                                 9,500       1,236,187
First Data Corporation                                  10,000         489,375
Providian Financial Corporation                          2,000         187,000
                                                                    ----------
                                                                     1,912,562
FOOD 3.0%
H.J. Heinz Company                                      32,800       1,644,100
Sara Lee Corporation                                    34,900         791,794
                                                                    ----------
                                                                     2,435,894
HEALTHCARE - DRUG/DIVERSIFIED 4.0%
American Home Products Corporation                      30,000       1,725,000
Bristol-Myers Squibb Company                            21,800       1,535,537
                                                                    ----------
                                                                     3,260,537
HOUSEHOLD APPLIANCES & FURNISHINGS 2.2%
Newell Rubbermaid, Inc.                                 39,707       1,846,375

INSURANCE - ACCIDENT & HEALTH 3.8%
Provident Companies, Inc.                               78,900       3,156,000

INSURANCE - DIVERSIFIED 4.7%
CIGNA Corporation                                       43,800       3,898,200

INSURANCE - PROPERTY & CASUALTY 2.6%
American International Group, Inc.                      10,267       1,201,881
MBIA, Inc.                                              14,000         906,500
                                                                    ----------
                                                                     2,108,381
LEISURE PRODUCT 3.1%
Mattel, Inc.                                            96,500       2,551,219

LEISURE SERVICE 2.8%
The Walt Disney Company                                 26,800         825,775
Fox Entertainment Group, Inc. Class A (b)               53,900       1,451,931
                                                                    ----------
                                                                     2,277,706
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.1%
Dana Corporation                                        19,800         912,037

MEDIA - PUBLISHING 1.1%
Knight-Ridder, Inc.                                      7,700         423,019
New York Times Company Class A                          13,100         482,244
                                                                    ----------
                                                                       905,263
MEDIA - RADIO/TV 6.0%
CBS Corporation (b)                                    104,400       4,534,875
Cox Communications, Inc. Class A (b)                     9,400         346,037
                                                                    ----------
                                                                     4,880,912
OFFICE AUTOMATION 1.4%
Xerox Corporation                                       19,800       1,169,437

OIL - INTERNATIONAL INTEGRATED 4.0%
Chevron Corporation                                     11,000       1,047,063
Conoco, Inc. Class A                                     3,000          83,625
Texaco, Inc.                                            34,100       2,131,250
                                                                    ----------
                                                                     3,261,938
PERSONAL & COMMERCIAL LENDING 4.0%
Associates First Capital Corporation                    74,648       3,307,840

POLLUTION CONTROL 2.9%
Waste Management, Inc.                                  44,667       2,400,852

REAL ESTATE 2.6%
Vornado Operating, Inc. (b)                              4,020          32,160
Vornado Realty Trust                                    60,300       2,129,344
                                                                    ----------
                                                                     2,161,504
RETAIL - DEPARTMENT STORE 3.4%
Federated Department Stores, Inc. (b)                   52,100       2,758,044

RETAIL - DRUG STORE 1.4%
Rite Aid Corporation                                    47,000       1,157,375

RETAIL - FOOD CHAIN 4.7%
Albertson's, Inc.                                       33,200       1,711,875
The Great Atlantic & Pacific Tea Company, Inc.          12,100         409,131
The Kroger Company (b)                                  61,800       1,726,538
                                                                    ----------
                                                                     3,847,544
RETAIL - RESTAURANT 4.5%
McDonald's Corporation                                  89,000       3,676,813

RETAIL - SPECIALTY 1.9%
Sotheby's Holdings, Inc. Class A                        20,800         793,000
Tandy Corporation                                       10,000         488,750
Tiffany & Company                                        2,500         241,250
                                                                    ----------
                                                                     1,523,000
STEEL 0.4%
Nucor Corporation                                        6,200         294,113

TELECOMMUNICATION SERVICE 5.4%
AT&T Corporation                                        37,650       2,101,341
MCI WorldCom, Inc. (b)                                  26,800       2,311,500
                                                                    ----------
                                                                     4,412,841
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $58,602,668)                              79,832,214
--------------------------------------------------------------------------------

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Class D (b)        8,500             127
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $0)                                           127
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                         STRONG VALUE FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 3.2%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                          $1,722,200     $ 1,722,200
Pitney Bowes Credit Corporation, 4.82%                   5,500           5,500
Warner Lambert Company, 4.91%                          245,600         245,600
Wisconsin Electric Power Company, 4.91%                669,200         669,200
                                                                   -----------
                                                                     2,642,500

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,642,500)                       2,642,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $61,245,168) 100.4%           82,474,841
Other Assets and Liabilities, Net (0.4%)                              (345,852)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $82,128,989
================================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                                                            STRONG VALUE
                                                                FUND
                                                            ------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $61,245,168)                                    $82,474,841
  Receivable for Securities Sold                                 304,682
  Receivable for Fund Shares Sold                                    494
  Dividends and Interest Receivable                               96,477
  Other Assets                                                    28,400
                                                             -----------
  Total Assets                                                82,904,894

LIABILITIES:
  Payable for Securities Purchased                               706,518
  Payable for Fund Shares Redeemed                                43,988
  Accrued Operating Expenses and Other Liabilities                25,399
                                                             -----------
  Total Liabilities                                              775,905
                                                             -----------
NET ASSETS                                                   $82,128,989
                                                             ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $55,143,162
  Undistributed Net Investment Income                             47,222
  Undistributed Net Realized Gain                              5,708,932
  Net Unrealized Appreciation                                 21,229,673
                                                             -----------
  Net Assets                                                 $82,128,989
                                                             ===========
Capital Shares Outstanding (Unlimited Number Authorized)       5,304,266

NET ASSET VALUE PER SHARE                                         $15.48
                                                                  ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)

                                                                    STRONG VALUE
                                                                        FUND
                                                                    ------------
INCOME:
  Dividends                                                          $  604,152
  Interest                                                               89,072
                                                                     ----------
  Total Income                                                          693,224

EXPENSES:
  Investment Advisory Fees                                              412,354
  Custodian Fees                                                          3,083
  Shareholder Servicing Costs                                            87,743
  Other                                                                  59,279
                                                                     ----------
  Total Expenses                                                        562,459
                                                                     ----------
NET INVESTMENT INCOME                                                   130,765

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain on Investments                                    6,061,887
  Net Change in Unrealized Appreciation/Depreciation on Investments  (2,316,039)
                                                                     ----------
NET GAIN ON INVESTMENTS                                               3,745,848
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,876,613
                                                                     ==========



STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
                                                                    STRONG VALUE FUND
                                                             --------------------------------
                                                             Six Months Ended    Year Ended
                                                               June 30, 1999    Dec. 31, 1998
                                                             ----------------   -------------
                                                                (Unaudited)
OPERATIONS:
  Net Investment Income                                         $   130,765      $   497,380
  Net Realized Gain                                               6,061,887        3,779,680
  Net Change in Unrealized Appreciation/Depreciation             (2,316,039)       9,933,445
                                                                -----------      -----------
  Net Increase in Net Assets Resulting from Operations            3,876,613       14,210,505

DISTRIBUTIONS:
  From Net Investment Income                                        (97,924)        (446,330)
  From Net Realized Gains                                          (826,947)      (5,167,200)
                                                                -----------      -----------
  Total Distributions                                              (924,871)      (5,613,530)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      10,063,896       45,279,469
  Proceeds from Reinvestment of Distributions                       902,182        5,500,744
  Payment for Shares Redeemed                                   (23,139,362)     (61,562,894)
                                                                -----------      -----------
  Net Decrease in Net Assets from Capital Share Transactions    (12,173,284)     (10,782,681)
                                                                -----------      -----------
TOTAL DECREASE IN NET ASSETS                                     (9,221,542)      (2,185,706)

NET ASSETS:
  Beginning of Period                                            91,350,531       93,536,237
                                                                -----------      -----------
  End of Period                                                 $82,128,989      $91,350,531
                                                                ===========      ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                              664,290        3,192,624
  Issued in Reinvestment of Distributions                            61,415          380,493
  Redeemed                                                       (1,530,853)      (4,257,839)
                                                                -----------      -----------
  Net Decrease in Shares of the Fund                               (805,148)        (684,722)
                                                                ===========      ===========

                                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited) (Unaudited)

1.   ORGANIZATION
     The Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments  in  foreign   denominated   assets  or  forward  currency
          contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

     Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $11,141, $88,278 and $750, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended June 30, 1999 were $33,429,386 and $44,516,901, respectively.

6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $61,296,797. Net unrealized appreciation of securities was $21,178,044 consisting of gross unrealized appreciation and depreciation of $21,315,594 and $137,550 respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------------------------------
                                                                            Period Ended
                                                             -------------------------------------------
                                                             June 30,   Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data(a)                                   1999(b)      1998        1997        1996
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $14.95      $13.77      $11.55      $10.00
Income From Investment Operations
  Net Investment Income                                        0.03        0.08        0.10        0.13
  Net Realized and Unrealized Gains on Investments             0.67        1.97        2.86        1.55
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             0.70        2.05        2.96        1.68
Less Distributions
  From Net Investment Income                                  (0.02)      (0.07)      (0.10)      (0.13)
  From Net Realized Gains                                     (0.15)      (0.80)      (0.64)         --
--------------------------------------------------------------------------------------------------------
  Total Distributions                                         (0.17)      (0.87)      (0.74)      (0.13)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $15.48      $14.95      $13.77      $11.55
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                                +4.7%      +15.2%      +25.9%      +16.8%
  Net Assets, End of Period (In Millions)                       $82         $91         $94         $55
  Ratio of Expenses to Average Net Assets                      1.3%*       1.3%        1.3%        1.5%
  Ratio of Net Investment Income to Average Net Assets         0.3%*       0.5%        0.8%        1.5%
  Portfolio Turnover Rate                                     41.3%       92.6%      103.0%       89.5%


  *  Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).


                                      See Notes to Financial Statements.

8

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.

                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 12422H99                   SVAL